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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 17, 2002





                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



         Delaware                    1-5231                   36-2361282
(State of Incorporation)      (Commission File No.)          (IRS Employer
                                                            Identification No.)



                              One McDonald's Plaza
                            Oak Brook, Illinois 60523
                                 (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)


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Item 5. Other Events
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On June 17, 2002, McDonald's Corporation (the "Company") issued a press release announcing the Company's second quarter 2002 update. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits:

          99 Press Release dated June 17, 2002-- McDonald's Second Quarter 2002 Update




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       McDONALD'S CORPORATION

                                       (Registrant)



Date:   June 17, 2002                  By: /s/ Gloria Santona
                                           --------------------------------
                                               Gloria Santona
                                               Senior Vice President,
                                               General Counsel and Secretary

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                                  Exhibit Index

Exhibit No.
-----------

99             News Release of McDonald's Corporation issued June 17, 2002:
               McDonald's Second Quarter 2002 Update




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